Consulting Group
Capital Markets Funds

International Fixed Income Investments Ticker: TIFUX

Summary Prospectus >> January 01, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2012, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products—services/managed—money/trak/trak—cgcm.html. You can also get this information at no cost by calling 1-800-937-6739 or by sending an e-mail request to client.services@cgcm.com.

Investment objective
Maximize current income, consistent with the protection of principal.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the TRAK® program)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$275	$844	$1,439	$3,050

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in non-U.S. dollar-denominated fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located in at least three countries, including the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income securities of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S.

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and non-U.S. issuers, including preferred and convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank loans; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by foreign sovereigns, states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest in derivatives based on fixed income instruments including futures, forwards, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales and invest in privately placed securities. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 30% of the Fund’s total assets. The Fund may also invest up to 5% of its total asset in convertibles and 10% of its total assets in preferred stocks. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit Quality.  The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser to be of comparable quality.
Duration.  The Fund’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
▶	Portfolio turnover risk, Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of non-investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
▶	Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

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▶	Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
▶	Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
▶	Delayed funding loans and revolving credit facilities risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when such company’s financial condition makes it unlikely that such additional funding commitments will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
▶	Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
▶	Foreign investment risks, which means risks unique to investing in foreign issuers. These include:

➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-adviser may not be able to sell securities held by the Fund in amounts and at prices it considers reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➢	Withholding and other foreign taxes may decrease the Fund’s return.

▶	Emerging markets risk, which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
▶	Currency risk, which means the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
▶	Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the

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security and is limited by the fact that a security’s value cannot drop below zero.

▶	Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
▶	Non-diversification risk, which means that because the Fund is a “‘non-diversified” fund, it is permitted to invest in a limited number of issuers. To the extent the Fund invests in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.
▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
▶	Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
▶	Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html

Annual total returns (%) as of December 31, 2010
International Fixed Income Investments

Fund’s best and worst calendar quarters
Best: 11.91% in 2nd quarter 2002
Worst: (4.55)% in 1st quarter 2001
Year-to-date: 4.30% (through 3rd quarter 2011)

Average Annual Total Returns (for the periods ended December 31, 2010)

Inception Date: 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)
Return Before Taxes	7.65%	5.89%	6.28%
Return After Taxes on Distributions	5.34%	3.96%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.97%	3.94%	4.21%
Citigroup Non-U.S. Dollar World Gov. Bond Index — Hedged (reflects no deduction for expenses or taxes)	2.48%	4.15%	4.64%
Lipper International Income Funds Average	6.69%	6.51%	6.59%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Citigroup Non-U.S. Dollar World Government Bond Index – Hedged. The benchmark is a market capitalization-weighted index consisting of government bond markets in developed countries, excluding the U.S., as the term “developed countries” is defined by the benchmark. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. Unlike the Citigroup Non-U.S. Dollar World Government Bond Index – Hedged, the Fund may invest in U.S. securities.
The Fund also compares its performance with the Lipper International Income Funds Average. The Lipper International Income Funds Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

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Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-adviser and portfolio manager
Pacific Investment Management Company LLC (“PIMCO”)

Fund’s
Portfolio
Manager
Portfolio Manager	Since

Mohamed A. El-Erian, Chief Executive Officer and Co-Chief Investment Officer — PIMCO	2009
Kumaran K. Damodaran, Senior Vice President, Portfolio Manager — PIMCO	2012
Ed Devlin, Executive Vice President – London Office — PIMCO	2011

Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act File No. 811-06318

®2012 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.

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